Touchstone Variable Series Trust

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Touchstone Aggressive ETF Fund

Touchstone Enhanced ETF Fund

Statement of Additional Information

July 19, 2004

This Statement of Additional Information is not a Prospectus, but it relates to the Funds' Prospectus dated July 19, 2004.

You can get a free copy of the Funds' Prospectus, request other information, and discuss your questions about the Funds by contacting your financial advisor or Touchstone at:

Touchstone Variable Annuity Service Center

Mail Station 74

400 Broadway

Cincinnati, Ohio 45202

(800) 669-2796 (Press 2)

http://www.touchstoneinvestments.com

You can view the Funds' Prospectus, as well as other reports, at the Public Reference Room of the Securities and Exchange Commission.

You can get text-only copies:

For a fee by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102.

Telephone: 202-942-8090.

45:

Table of Contents

PAGE

The Trust and the Funds	3

Description of the Funds and Their Investments and Risks	4

Investment Restrictions	14

Code of Ethics	14

Proxy Voting Procedures	15

Management of the Trust	15

Investment Advisory and Other Services	20

The Distributor	22

Portfolio Turnover	22

Additional Service Providers	22

Brokerage Allocation and Other Practices	23

Capital Stock and Other Securities	24

Purchase, Redemption and Pricing of Shares	24

Taxation of the Funds	25

Appendix	28

The Trust and the Funds

Touchstone Variable Series Trust (the "Trust") is composed of fifteen funds, four of which are described in this Statement of Additional Information: Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, Touchstone Aggressive ETF Fund, and Touchstone Enhanced ETF Fund (each, a "Fund" and collectively, the "Funds"). Each Fund is an open-end, diversified management investment company. The Trust was formed as a Massachusetts business trust on February 7, 1994.

Touchstone Advisors, Inc. ("Touchstone" or the "Advisor") is the investment advisor of each Fund. The specific investments of each Fund are managed on a day-to-day basis by Todd Investment Advisors, Inc. ("Todd" or the "Sub-Advisor"), the Funds' sub-advisor. Integrated Fund Services, Inc. ("Integrated" or the "Administrator") serves as administrator, fund accounting and transfer agent to each Fund.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

The Prospectus, dated July 19, 2004, provides the basic information investors should know before investing, and may be obtained without charge by calling the Trust at the telephone number listed on the cover. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This Statement of Additional Information is not an offer of any Fund for which an investor has not received a Prospectus.

Description of the Funds and Their Investments and Risks

Investment Goals

The investment goal of each Fund is described in the Prospectus. There can be no assurance that any Fund will achieve its investment goal.

Investment Strategies and Risks

Each Fund seeks to achieve its investment goal by investing substantially all of its assets in a select group of exchange traded funds (ETFs) of the iShares® Trust* representing a different combinations of stocks, bonds, and cash investments and reflecting varying degrees of potential investment risk and reward. Each Fund may also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.
Underlying Funds	Touchstone Conservative ETF Fund	Touchstone Moderate ETF Fund	Touchstone Aggressive ETF Fund	Touchstone Enhanced ETF Fund
iShares® Trust: iShares Lehman 1-3 Treasury Bond Fund	13%	--	--	--
iShares® Trust: iShares Lehman Aggregate Bond Fund	54%	42%	19%	3%
iShares® Trust: iShares MSCI EAFE Index Fund	7%	5%	4%	22%
iShares® Trust: iShares S&P MidCap 400 BARRA/Value Index Fund	2%	9%	13%	22%
iShares® Trust: iShares S&P MidCap 400 BARRA/Growth Index Fund	2%	3%	5%	3%
iShares® Trust: iShares S&P SmallCap 600 BARRA/Value Index Fund	3%	5%	8%	22%
iShares® Trust: iShares S&P SmallCap 600 BARRA/Growth Index Fund	2%	3%	3%	22%
iShares® Trust: iShares S&P 500/BARRA Value Index Fund	6%	13%	18%	3%
iShares® Trust: iShares S&P 500/BARRA Growth Index Fund	11%	20%	30%	3%

* iShares® is a registered mark of Barclays Global Investors, N.A. ("BGI"). BGI's only relationship to the Trust and its affiliates is the licensing of certain trademarks and trade names of BGI. The Touchstone Funds of ETF Funds are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Touchstone Funds of ETF Funds or any member of the public regarding the advisability of investing in the Touchstone Funds of ETF Funds or the iShares Funds. BGI has no obligation or liability in connection with the operation, marketing, or trading of the Touchstone Funds of ETF Funds.

The following information directly relates to the investment policies, techniques, and risks of the underlying funds. It provides information about the types of securities in which one or more of the Funds may invest through their investment in the underlying funds. However, the information in "Money Market Instruments" and "Repurchase Agreements" also applies generally to direct investments that may be made by the Funds.

Generally

The investment objective of each underlying fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index representing a segment of the U.S. bond market (in the case of the underlying bond funds) or representing publicly traded equity securities of companies in a particular broad market, market segment, market sector or group of industries (in the case of the underlying equity funds). Each underlying fund is managed by Barclays Global Fund Advisors ("BGFA"), a subsidiary of BGI.

Shares of each underlying fund are listed on the AMEX, the NYSE, or the CBOE and trade throughout the day on these listing exchanges and other secondary markets. There can be no assurance that the requirements of a listing exchange necessary to maintain the listing of shares of any underlying fund will continue to be met. A listing exchange may, but is not required to, remove the shares of an underlying fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of an underlying fund, there are fewer than 50 beneficial owners of the shares of an underlying fund for 30 or more consecutive trading days; (ii) the value of the underlying index on which such underlying fund is based is no longer calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the listing exchange, makes further dealings on the listing exchange inadvisable. A listing exchange will remove the shares of an underlying fund from listing and trading upon termination of such underlying fund. As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels. The Trust reserves the right to adjust the share prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable underlying fund.

The following section applies to the iShares Lehman Aggregate Bond Fund.

Asset-Backed and Commercial Mortgage-Backed Securities

The iShares Lehman Aggregate Bond Fund may invest in asset-backed and commercial mortgaged-backed securities (though it currently does not intend to do so). Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

The following section applies to the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

Bonds

Each underlying fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

The following section applies to all the underlying funds except the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

Currency Transactions

No underlying fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the underlying fund's assets that are denominated in a foreign currency. An underlying fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an underlying fund's return with the performance of the underlying index and may lower the underlying fund's return. The underlying fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each underlying fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Diversification Status

Each underlying fund, except the iShares MSCI EAFE Index Fund, is diversified for purposes of the federal securities laws. With respect to 75% of an underlying fund's total assets, a diversified underlying fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25 percent of the underlying fund's total assets may be invested in any manner.

A "non-diversified" classification means that an underlying fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the underlying index of such an underlying fund and, consequently, the underlying fund's investment portfolio. This may adversely affect the underlying fund's performance or subject the underlying fund's shares to greater price volatility than that experienced by more diversified investment companies.

In addition, both diversified and non-diversified underlying funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such underlying fund. The securities of issuers in particular industries may dominate the underlying index of such an underlying fund and consequently the underlying fund's investment portfolio. This may adversely affect its performance or subject the underlying fund's shares to greater price volatility than that experienced by less concentrated investment companies.

Each underlying fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the underlying fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain underlying funds and makes it less likely that such underlying funds will meet their investment objectives.

The following section applies to all the underlying funds except the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

Foreign Securities

Each underlying fund may purchase publicly traded common stocks of foreign corporations. Each underlying fund's investment in common stock of foreign corporations may also be in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The following section applies to all the underlying funds except the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

Futures and Options

Each underlying fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective underlying index, to facilitate trading or to reduce transaction costs. Each underlying fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No underlying fund will use futures or options for speculative purposes. Each underlying fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each underlying fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, each underlying fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each underlying fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each underlying fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each underlying fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each underlying fund. The potential for loss related to writing options is unlimited.

Each underlying fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, an underlying fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to each underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each underlying fund may elect to close the position by taking an opposite position, which will operate to terminate the underlying fund's existing position in the contract.

The following section applies to all the underlying funds except the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

Illiquid Securities

Each underlying fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Investment Companies, REITs

Each underlying fund may invest in the securities of other investment companies (including money market funds) and (except with respect to the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund) real estate investment trusts to the extent allowed by law. Under the 1940 Act, an underlying fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the underlying fund's total assets with respect to any one investment company and (iii) 10% of the underlying fund's total assets with respect to investment companies in the aggregate. Each underlying fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such underlying fund. No underlying fund will invest more than 10% of its total assets in investment companies or other pooled investment vehicles.

Lending Portfolio Securities

Pursuant to guidelines approved by the underlying fund's Board, each underlying fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the U.S., organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the underlying fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the underlying funds' securities lending agent considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

An underlying fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the underlying fund. In connection with lending securities, an underlying fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, an underlying fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the applicable underlying fund if a material event affecting the investment is to occur. An underlying fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

BGI acts as securities lending agent for the underlying funds, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The underlying funds have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Money Market Instruments

Each underlying fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the underlying fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. BGFA received an exemptive order from the SEC which permits the funds it manages, including the underlying funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the underlying funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

The following section applies to the iShares Lehman Aggregate Bond Fund.

Mortgage Pass-Through Securities

A significant portion of the Lehman Brothers U.S. Aggregate Index (the "Lehman Aggregate Index") (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the iShares Lehman Aggregate Bond Fund seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The underlying fund intends to use TBA transactions in several ways. For example, the underlying fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the underlying fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the underlying fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the underlying fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the underlying fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The underlying fund's use of "TBA rolls" may cause the underlying fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other underlying funds described herein.

The iShares Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

Repurchase Agreements

Each underlying fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should an underlying fund enter into a repurchase agreement, each such underlying fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each underlying fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each underlying fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

The following section applies to all the underlying funds except the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

Reverse Repurchase Agreements

Each underlying fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the underlying fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the underlying fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the underlying fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each underlying fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the underlying fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each underlying fund's assets. The custodian bank will maintain a separate account for each underlying fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

The following section applies to all the underlying funds except the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

Short-Term Instruments and Temporary Investments

Each underlying fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which an underlying fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by an underlying fund.

The following section applies to all the underlying funds except the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

Swap Agreements

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the underlying fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of an underlying fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The following section applies to the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

U.S. Government Obligations

The iShares Lehman 1-3 Treasury Bond Fund invests almost exclusively in various types of U.S. Government obligations and the iShares Lehman Aggregate Bond Fund invests a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

The following section applies to all the underlying funds except the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

General Considerations and Risks

An investment in an underlying fund should be made with an understanding that the value of an underlying fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market. An investment in an underlying fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of iShares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the underlying investments are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of an underlying fund's shares will be adversely affected if trading markets for an underlying fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

The following section applies to all the underlying funds except the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

Risks of Futures and Options Transactions

There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each underlying fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the underlying index. In the event of adverse price movements, an underlying fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if an underlying fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, an underlying fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The underlying funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The underlying funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by an underlying fund involves the risk of imperfect or even negative correlation to the underlying index if the index underlying the futures contract differs from the underlying index. There is also the risk of loss by an underlying fund of margin deposits in the event of bankruptcy of a broker with whom an underlying fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each underlying fund to substantial losses. In the event of adverse price movements, each underlying fund would be required to make daily cash payments of variation margin.

Although each underlying fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

The following section applies to all the underlying funds except the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund.

Risks of Swap Agreements

The risk of loss with respect to swaps generally is limited to the net amount of payments that an underlying fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, an underlying fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such underlying fund's rights as a creditor (e.g., an underlying fund may not receive the net amount of payments that it contractually is entitled to receive).

Investment Restrictions

Fundamental Policies. The fundamental policies of each Fund may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

The following fundamental policies are applicable to the Funds. A Fund may not:

(1) issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act;

(2) engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act;

(3) underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(4) concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) except that a Fund will concentrate to approximately the same extent that its underlying funds and their underlying index concentrates in the stocks of such particular industry or group of industries (for purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered issued by members of any industry);

(5) purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments, (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate, and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

(6) purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (ii) purchase or sell securities or other instruments backed by physical commodities, (iii) purchase or sell options, and (iv) purchase or sell futures contracts; and

(7) make loans to other persons except that the Fund may (i) engage in repurchase agreements or reverse repurchase agreements, (ii) lend portfolio securities, (iii) purchase debt securities, (iv) purchase commercial paper, and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Nonfundamental Policies. All other policies of the Funds (or the Trust on behalf of each Fund) and their investment goals are nonfundamental and are changeable by the Board of Trustees without a shareholder vote.

Code of Ethics

The Trust, the Distributor, the Advisor, and the Sub-Advisor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

Proxy Voting Procedures

Each Fund has adopted the Sub-Advisor's policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. Listed below is a summary of the Sub-Advisor's proxy voting procedures:

Todd will vote proxies solely in the best long-term interests of the Fund. Todd has adopted guidelines on key issues such as election of directors, stock incentive plans, expensing of options, severance agreements, takeover provisions, and social and environmental issues. Todd employs Institutional Shareholder Services ("ISS") to help it analyze particular issues. The following are examples of Todd's position on specific matters.

    Todd will generally vote for proposals seeking to end the staggered election of directors and prefers that all directors be elected annually.
    Todd will generally support proposals requiring a majority of independent directors on the board.
    Todd prefers to see the separation of Chairman and CEO positions.
    Todd prefers that all incumbent directors own company stock.
    Todd prefers that all stock incentive plans be limited to restricted stock or other truly long-term incentive plans, but recognizes that short-term incentive plans do have a place in providing key executives with a balanced compensation program.
    Todd supports proposals requiring the expensing of options.

If a conflict of interest should arise, Todd will inform its Executive Committee of the conflict and notify the shareholder why Todd's vote may differ from the shareholder's request. Todd will consider a shareholder's request but will vote only for what it believes will best advance the long-term interests of shareholders.

Management of the Trust

Board of Trustees

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust.

The names, ages, addresses, present position(s) with the Trust, principal occupation(s) for the past 5 years and other directorships held outside the fund complex for each Trustee and principal officer of the Trust are set forth in the following table:

Trustees of the Trust
Interested Trustees[1]:
Name Address Age	Position Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Funds[3]	Other Directorships Held[4]
Jill T. McGruder Touchstone Advisors, Inc. 221 East Fourth Street Cincinnati, OH Age: 48	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999

Senior Vice President of The Western and Southern Life Insurance Company, President and a director of IFS Financial Services, Inc. (a holding company). She is a director of Capital Analysts Incorporated (an investment advisor and broker-dealer), Integrated Fund Services, Inc. (the Trust's administrator and transfer agent), IFS Fund Distributors, Inc. (a broker-dealer), Touchstone Advisors, Inc. (the Trust's investment advisor) and Touchstone Securities, Inc. (the Trust's distributor). She is also President and a director of IFS Agency Services, Inc. (an insurance agency) and W&S Financial Group Distributors, Inc. She is Vice President and a director of Fort Washington Brokerage Services, Inc. (a broker-dealer). She was President of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Variable Series Trust and Touchstone Strategic Trust until 2002. She was President of Touchstone Advisors, Inc. and Touchstone Securities, Inc. until 2004.

				33	Director of LaRosa's (a restaurant chain).
John F. Barrett Trustee Chairman of the Board, 13 Director and Vice The Western and Southern Life Insurance Company 400 Broadway Southern Life Insurance Company; Director Cincinnati, OH Company and Western- Eagle Realty Group, Age: 54	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2000	Chairman of the Board, President and Chief Executive Officer of The Western and Southern Life Insurance Company and Western- Southern Life Assurance Company; Director and Chairman of Columbus Life Insurance Company; Fort Washington Investment Advisors, Inc., Integrity Life Insurance Company and National Integrity Life Insurance Company; Director of Eagle Realty Group, Inc., Eagle Realty Investments, Inc.; Integrated Fund Services, Inc. and IFS Holdings, Inc.; Director, Chairman and CEO of WestAd, Inc.; President and Trustee of Western & Southern Foundation.	33

Director of The Andersons Inc. (an agribusiness and retailing company), Convergys Corporation (a provider of integrated billing solutions, customer care services and employee care services) and Fifth Third Bancorp.

John R. Lindholm Integrity Life Insurance Company 515 West Market Street, 8th Floor Louisville, KY Age: 55	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2003	President, CEO and Director of Integrity Life Insurance Company and National Integrity Life Insurance Company. He was the President of the Retail Business Division of Arm Financial Group from 1996 until 2000.	15	None

Independent Trustees:
J. Leland Brewster II 5155 Ivyfarm Road Cincinnati, OH Age: 75	Trustee	Until retirement in 2005 or until he resigns or is removed Trustee since 2000	Retired Senior Partner of Frost Brown Todd LLC (a law firm).	33	Director of Consolidated Health Services, Inc.
William O. Coleman c/o Touchstone Advisors, Inc. 221 East Fourth Street Cincinnati, OH Age: 74	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	Retired Vice President of The Procter & Gamble Company. A Trustee of The Procter & Gamble Profit Sharing Plan and The Procter & Gamble Employee Stock Ownership Plan until 2000.	33	Director of LCA-Vision (a laser vision correction company) and Millennium Bancorp.
Phillip R. Cox 105 East Fourth Street Cincinnati, OH Age: 56	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	33	Director of the Federal Reserve Bank of Cleveland; Broadwing, Inc. (a communications company); and Cinergy Corporation (a utility company).
H. Jerome Lerner 2828 Highland Avenue Cincinnati, OH Age: 65	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company); Chairman of Crane Connectors (a manufacturer of electronic connectors).	33	None
Robert E. Stautberg 4815 Drake Road Cincinnati, OH Age: 69	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	Retired Partner of KPMG LLP (a certified public accounting firm). He is Vice President of St. Xavier High School.	33	Trustee of Good Samaritan Hospital, Bethesda Hospital and Tri-Health, Inc.
John P. Zanotti 5400 Waring Drive Cincinnati, OH Age: 55	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	CEO and Chairman of Avaton, Inc. (a wireless entertainment company). CEO and Chairman of Astrum Digital Information (an information monitoring company) from 2000 until 2001; President of Great American Life Insurance Company from 1999 until 2000; A Director of Chiquita Brands International, Inc. until 2000; Senior Executive of American Financial Group, Inc. (a financial services company) from 1996 until 1999.	33	None

1 Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the

Trust's distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., and Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Lindholm, as President and a director of National Integrity Life Insurance Company and Integrity Life Insurance Company, subsidiaries of The Western and Southern Life Insurance Company, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he or she sooner resigns or is removed.

3 The Touchstone Funds consist of fifteen series of the Trust, six series of the Touchstone Strategic Trust, six series of Touchstone Tax-Free Trust and six series of Touchstone Investment Trust.

4 Each Trustee, except Mr. Lindholm, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Strategic Trust.

Principal Officers:
Name Address Age	Position Held with Trust[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Funds[2]	Other Directorships Held
James R. Grifo Touchstone Advisors, Inc. 221 E. Fourth Street Cincinnati, OH Age: 52	President	Until resignation, removal or disqualification President since 2004	President of Touchstone Securities, Inc. Managing Director, Deutsche Asset Management until 2003.	33	None
Brian E. Hirsch Touchstone Advisors, Inc. 221 E. Fourth Street Cincinnati, OH Age: 47	Vice President and Compliance Officer	Until resignation, removal or disqualification Vice President since 2003	Vice President-Compliance of IFS Financial Services, Inc., Director of Compliance of Fort Washington Brokerage Services, Inc.; Chief Compliance Officer of Puglisi & Co. from May 2001 until August 2002; Vice President - Compliance of Palisade Capital Management from June 1997 until January 2000.	33	None
Terrie A. Wiedenheft Touchstone Advisors, Inc. 221 E. Fourth Street Cincinnati, OH Age: 41	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Senior Vice President, Chief Financial Officer and Treasurer of Integrated Fund Services, Inc., IFS Fund Distributors, Inc. and Fort Washington Brokerage Services, Inc. She is Chief Financial Officer of IFS Financial Services, Inc., Touchstone Advisors, Inc. and Touchstone Securities, Inc. and Assistant Treasurer of Fort Washington Investment Advisors, Inc.	33	None
Tina H. Bloom Integrated Fund Services, Inc. 221 E. Fourth Street Cincinnati, OH Age: 35	Secretary	Until resignation, removal or disqualification Secretary since 1999	Vice President - Managing Attorney of Integrated Fund Services, Inc. and IFS Fund Distributors, Inc.	33	None

1 Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Strategic Trust.

2 The Touchstone Funds consist of fifteen series of the Trust, six series of the Touchstone Strategic Trust, six series of Touchstone Tax-Free Trust and six series of Touchstone Investment Trust.

Messrs. Brewster, Lerner and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were four Audit Committee meetings held during the fiscal year ended December 31, 2003.

Messrs. Coleman, Cox and Zanotti are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. There were four Valuation Committee meetings held during the fiscal year ended December 31, 2003.

Messrs. Brewster, Coleman, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board and its operating committees. There were no Nominating Committee meetings held during the fiscal year ended December 31, 2003. The Nominating Committee does not consider nominees recommended by shareholders.

Trustees' Ownership in Funds

The following table reflects the Trustees' beneficial ownership as of December 31, 2003:
	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Shares in the Touchstone Funds Complex(2)
John F. Barrett	None	$10,001 - $ 50,000
J. Leland Brewster II	None	$50,001 - $100,000
William O. Coleman	None	$10,001 - $ 50,000
Phillip R. Cox	None	None
H. Jerome Lerner	None	Over $100,000
John R. Lindholm	$50,001 - $100,000	Over $100,000
Jill T. McGruder	None	$50,001 - $100,000
Robert E. Stautberg	None	$50,001 - $100,000
John P. Zanotti	None	$10,001 - $ 50,000

The following table reflects the fees paid to the Independent Trustees for the year ended December 31, 2003;

Independent Trustees' Compensation Table

	Compensation from the Trust(1)	Total Compensation from the Trust and the Fund Complex(2)
J. Leland Brewster II	$7,450	$28,600
William O. Coleman	$7,450	$28,600
Phillip R. Cox	$7,950	$30,600
H. Jerome Lerner	$7,950	$30,600
Robert E. Stautberg	$7,950	$30,600
John P. Zanotti	$6,950	$26,600

(1) Effective January 1, 2001, each Trustee who is not an interested person of the Trust (an "Independent Trustee") is eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Funds during the fiscal year ended December 31, 2003 is as follows: J. Leland Brewster II - $20,099, Robert E. Stautberg - $20,000 and John P. Zanotti - $18,683.

(2) The Touchstone Funds consist of fifteen series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Strategic Trust and six series of Touchstone Investment Trust. Each Trustee, except Mr. Lindholm, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Investment Trust.

For the fiscal year ended December 31, 2003, each Independent Trustee received a quarterly retainer of $3,000 and a fee of $3,000 for each Board meeting attended in person and $250 for attendance by telephone. Each Committee member received a fee of $1,000 for each committee meeting attended in person and $300 for attendance by telephone. The lead Trustee and Committee Chairmen received an additional $500 quarterly retainer. All fees were split equally among the Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust. Effective January 1, 2004, the quarterly retainer paid to each Independent Trustee was increased to $4,000.

Investment Advisory and Other Services

Advisor

Touchstone Advisors, Inc., located at 221 East Fourth Street, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust and each Fund. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of the Western & Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.

The Advisor provides service to each Fund pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The services provided by the Advisor consist of directing and supervising the Sub-Advisor, reviewing and evaluating the performance of the Sub-Advisor, and determining whether or not the Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Trustees and by a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

In determining whether to approve the Advisory Agreement for the Funds, the Board of Trustees requested, and the Advisor furnished, information necessary for a majority of the Independent Trustees to make the determination that the Advisory agreement is in the best interests of the Funds and their shareholders. Specifically, the Board was provided (1) industry data comparing advisory fees and expense ratios of similar investment companies, and (2) the Advisor's estimated revenues and costs of providing services to the Funds. The Board compared the advisory fees and estimated total expense ratios for the Funds with the industry median advisory fees and expense ratios in their respective investment categories and found the advisory fees to be paid by the Funds are reasonable and appropriate under all facts and circumstances. The Board noted that the Advisor has agreed to waive advisory fees and reimbursed expenses for the Funds as necessary to reduce their operating expenses to targeted levels. The Board also took into consideration the financial condition and profitability of the Advisor and the direct and indirect benefits derived by the Advisor from its relationship with the Funds. The Board also considered the level and depth of knowledge of the Advisor. It discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisor and its timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, conversations and reports during the preceding year. The Board took into account the Advisor's willingness to consider and implement organization and operational changes designed to improve investment results. It noted the various reorganizations that occurred during the past fiscal year in order to improve operating efficiencies. It noted the Advisor's efforts to strengthen operations by hiring additional qualified and experienced members to the senior management team. The Board also considered the Advisor's role in coordinating the activities of the Funds' other service providers, including its efforts to consolidate service providers and reduce costs to the Funds. The Board also considered the strategic planning process implemented by the Advisor and the results gained from this process. No single factor was considered to be determinative in the Board's decision to approve the Advisory Agreement. Rather, the Trustees concluded, in light of weighing and balancing all factors, that approval of the Advisory Agreement was in the best interests of shareholders of the Funds.

The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

For its services under the Advisory Agreement, the Adviser is entitled to receive a fee equal on an annual basis to 0.40% of the average daily net assets of each Fund. Out of its fee, Touchstone Advisors will pay its affiliates, Integrity Life Insurance Company and National Integrity Life Insurance Company (the "Integrity Companies"), a shareholder servicing fee of up to .22% annually. In exchange for the shareholder servicing fee, the Integrity Companies provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract holders; and recordkeeping and similar administrative services. If Net Expenses exceed .50%, the Integrity Companies will reduce the shareholder servicing fee by a corresponding amount and, to the extent necessary, reimburse Touchstone Advisors from their own assets.

The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor under which the Advisor provides oversight of the various service providers to the Trust. Pursuant to the Sponsor Agreement, the Advisor is entitled to a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund such that after such waivers and reimbursements, the aggregate Operating Expenses of each Fund (as used herein, "Operating Expenses" include amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed that Fund's expense cap (the "Expense Cap"). Each Fund's Expense Cap is 0.50%. The Expense Cap may be terminated with respect to a Fund upon 30 days prior written notice by the Sponsor after December 31, 2004.

Sub-Advisor

The Advisor has retained a sub-advisor to serve as the discretionary portfolio manager of each Fund. Todd Investment Advisors, Inc. is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc. Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder, Mr. Barrett, and Mr. Lindholm may be deemed to be affiliates of Todd Investment Advisors, Inc.

The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund, and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor that is paid monthly at an annual rate of 0.10% of a Fund's average daily net assets. The Advisor's affiliate, Integrity Life Insurance Company, has guaranteed that Todd will receive a minimum annual fee of $10,000 per Fund for its services.

The services provided by the Sub-Advisors are paid for by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

The employment of each Sub-Advisor will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of the Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. The sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder. In determining whether to approve the sub-advisory agreement, the Board noted that it will review on a quarterly basis detailed information about the Funds' performance results, portfolio composition, and investment strategies. The Board further noted that it has met with various portfolio managers and management of the Sub-Advisor to discuss their investment process, outlook, and strategies. The Board considered the Sub-Advisor's level of knowledge and investment style. It noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Sub-Advisor. The Board was mindful of the Advisor's focus on Sub-Advisor performance and its ways of addressing underperformance. The Board also considered the Sub-Advisor's level of compliance. It noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisor and that compliance issues are reported to the Board. In determining to approve the sub-advisory agreement, the Board did not identify any information that was a controlling factor, rather after considering all factors, the Board determined that approval of the sub-advisory agreement was in the best interests of shareholders of the Funds.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change non-affiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its sub-advisor.

The Distributor

Touchstone Securities, Inc. ("Touchstone Securities"), 221 East Fourth Street, Cincinnati, Ohio 45202, is the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. Touchstone Securities is an affiliate of the Advisor by reason of common ownership. Touchstone Securities is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. Touchstone Securities receives no compensation under the Underwriting Agreement.

Ms. McGruder may be deemed to be an affiliate of Touchstone Securities because of her position as a Director of the Advisor and Touchstone Securities. Mr. Barrett may be deemed to be an affiliate of Touchstone Securities because of his position as President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of Touchstone Securities. Mr. Lindholm may be deemed to be an affiliate of Touchstone Securities because of his position as President and CEO of Integrity Life Insurance Company and National Integrity Life Insurance Company, wholly-owned subsidiaries of Western & Southern Life Insurance Company. Ms. McGruder, Mr. Barrett and Mr. Lindholm, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to Touchstone.

The Funds may compensate dealers, including Touchstone Securities and its affiliates, based on the average balance of all accounts in a Fund for which the dealer is designated as the party responsible for the account.

Portfolio Turnover

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. High turnover may also increase the amount of brokerage commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

Additional Service Providers

Administrator, Fund Accounting Agent, and Transfer Agent

Effective March 17, 2002, Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as administrator, accounting agent and transfer agent to the Trust. Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated is an affiliate of the Advisor, certain Fund Sub-Advisors and Touchstone Securities by reason of common ownership. For its services as administrator and accounting agent, each Fund pays a monthly fee to Integrated based on its average daily net assets.

Prior to March 17, 2002, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, served as administrator, fund accounting agent, custodian and transfer agent for the Trust. For its services as administrator and fund accounting agent, the Trust paid fees to Investors Bank, which were computed and paid monthly. Such fees equal, in the aggregate, 0.12% on an annual basis of the average daily net assets of all the Funds for which Investors Bank acts as fund accounting agent and administrator up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees.

Custodian

Brown Brothers Harriman & Co. (BBH), 40 Water Street, Boston, Massachusetts 02109, provides custodial services for the Trust.

Counsel and Independent Auditors

Frost Brown Todd, LLC, 2200 PNC Center, 201 East Fifth Street, Cincinnati, OH 45202-4182, serves as counsel to the Trust. Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, serves as independent auditors to the Trust, providing audit services, tax return review and assistance and consultation in connection with the review of filings with the SEC.

Brokerage Allocation and Other Practices

Brokerage Transactions

The Sub-Advisor is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Sub-Advisor or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by the Sub-Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Sub-Advisor seeks to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. In placing orders for the purchase and sale of securities for a Fund, the Sub-Advisor takes into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Sub-Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Sub-Advisor is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Sub-Advisor may use this research information in managing a Fund's assets, as well as the assets of other clients.

Consistent with the policy stated above, the Rules of Conduct of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Sub-Advisor may consider sales of shares of the Trust or the Funds as a factor in the selection of broker-dealers to execute portfolio transactions. The Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

In order to reduce total operating expenses, the Funds may apply a portion of their brokerage commission dollars to offset custody expenses through a Commission Share Program offered by the Custodian. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the corresponding Sub-Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Sub-Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Sub-Advisor's staff. Such information may be useful to the Sub-Advisor in providing services to clients other than the Funds, and not all such information is used by the Sub-Advisor in connection with the Funds. Conversely, such information provided to the Sub-Advisor by brokers and dealers through whom other clients of the Sub-Advisor effect securities transactions may be useful to the Sub-Advisor in providing services to the Funds.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective Sub-Advisor's other clients. Investment decisions for a Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Capital Stock and Other Securities

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Purchase, Redemption and Pricing of Shares

Offering Price

Shares of the Funds are offered at net asset value ("NAV") as defined in the Prospectus.

Valuation of Securities

The share price or NAV of the Funds' shares is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Pricing of Fund Shares" in the Prospectus.

The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

Redemption in Kind

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Purchase in Kind

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment objectives and is otherwise acceptable to the Sub-Advisor.

Taxation of the Funds

Each Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. The Funds will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Foreign Taxes

Net income or capital gains earned by any Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced tax rate or even a tax exemption on related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Funds' assets to be invested within various countries is not known. Plus, a Fund may elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes, under U.S. federal income tax principals, if a Fund meets certain requirements. These requirements of a Fund include:

w qualification as a regulated investment company;

w satisfaction of certain distribution requirements; and

w more than 50% of the value of that Fund's assets at the close of the taxable year must consist of stocks or securities of foreign corporations.

If a Fund makes this election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders. The shareholders would then be allowed to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct it from their U.S. taxable income, if any. Shortly after any year for which it makes this election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

ä Special tax consideration: No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Distributions

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made at least annually. Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund's distributions. The separate accounts, which issue your variable annuity contract or variable life policy, as the owner of the Funds' shares, may be affected. Each Fund's distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Taxation of Variable Contracts

For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.

Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 591/2. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Department of the Treasury has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements. If a Fund failed to satisfy these requirements, a variable annuity or life insurance contract supported by an insurance company separate account invested in the Fund would not be treated as an annuity or life insurance for tax purposes and would no longer be eligible for tax deferral.

Appendix

Bond and Commercial Paper Ratings

Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

S&P's Bond Ratings

AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

C1. The rating C1 is reserved for income bonds on which no interest is being paid.

D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P's Commercial Paper Ratings

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Touchstone Variable Series Trust

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Touchstone Aggressive ETF Fund

Touchstone Enhanced ETF Fund

Investment Advisor

Touchstone Advisors, Inc.

221 East Fourth Street, Suite 300

Cincinnati, Ohio 45202

Distributor

Touchstone Securities, Inc.

221 East Fourth Street, Suite 300

Cincinnati, Ohio 45202

Administrator, Fund Accounting

Agent and Transfer Agent

Integrated Fund Services, Inc.

221 East Fourth Street, Suite 300

Cincinnati, Ohio 45202

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Independent Auditors

Ernst & Young LLP

1900 Scripps Center

312 Walnut Street

Cincinnati, Ohio 45202